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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                           Encore Acquisition Company
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                           ENCORE ACQUISITION COMPANY
                                777 MAIN STREET
                                   SUITE 1400
                            FORT WORTH, TEXAS 76102

                         SUPPLEMENT TO PROXY STATEMENT
                                 APRIL 15, 2003

Dear Shareholder:

     This supplement should be read together with the Proxy Statement, dated March 26, 2003, for the 2003 Annual Meeting of Shareholders of Encore Acquisition Company (the "Company"), which was filed with the Securities and Exchange Commission on March 26, 2003 and mailed to the Company's shareholders on or about March 31, 2003. This supplement corrects an overstatement of the 2002 bonus paid to Jon S. Brumley, as reflected in the Summary Compensation table under the heading "Bonus ($)" on page 8 of the Proxy Statement.

     A revised Summary Compensation table is attached hereto as Exhibit A.

     Please refer to the Proxy Statement for additional information concerning the 2003 Annual Meeting and the matters on which your proxy is solicited by the Board of Directors of the Company.

                                          Sincerely,

                                          /s/ MORRIS B. SMITH
                                          Morris B. Smith
                                          Corporate Secretary
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                                                                       EXHIBIT A

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation paid to the Company's executive officers generally consists of base salaries, annual bonuses, awards under the 2000 Incentive Stock Plan, and contributions to the Company's 401(k) retirement plan. The following table summarizes the total compensation for 2002 and 2001 awarded to, earned by, or paid to the chief executive officer and to the next four most highly compensated officers:

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION AWARDS
                                                           --------------------------------------------------------
                                 ANNUAL COMPENSATION        RESTRICTED     SECURITIES     LONG-TERM     ALL OTHER
                             ---------------------------      STOCK        UNDERLYING     INCENTIVE    COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   AWARDS($)(A)   OPTIONS(#)(B)   PAYOUTS($)      ($)(C)
---------------------------  ----   ---------   --------   ------------   -------------   ----------   ------------
I. Jon Brumley.............  2002    375,000    337,500      441,750          87,096           --         12,000
  Chairman and Chief         2001    313,500    275,000           --         111,000           --         10,570
  Executive Officer
Jon S. Brumley.............  2002    220,000    150,000      199,280          38,710           --         11,000
  President                  2001    198,550    100,000           --          91,000           --         10,440
Gene R. Carlson............  2002    220,000    125,000      166,061          32,258           --          4,400
  Executive Vice President   2001    198,550    100,000           --          91,000           --         14,226(d)
  and Chief Operating
  Officer(f)
Morris B. Smith............  2002    220,000    112,500      149,451          29,032           --         12,000
  Executive Vice President,  2001    198,550     90,000           --         100,000           --         69,798(e)
  Chief Financial Officer,
  Treasurer and Corporate
  Secretary
Robert S. Jacobs...........  2002    161,000     60,000       79,701          15,433           --          6,572
  Senior Vice President --   2001    132,867     52,059           --          50,000           --          8,368
  Asset Management

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(a)  The value of the Restricted Stock Awards is based on the price of the common stock as of the date of grant. At December 31, 2002, Mr. I. Jon Brumley held 23,750 shares of restricted stock having a value of $441,750; Mr. Jon S. Brumley held 10,714 shares of restricted stock having a value of $199,280; Mr. Carlson held 8,928 shares of restricted stock having a value of $166,061; Mr. Smith held 8,035 shares of restricted stock having a value of $149,451; and Mr. Jacobs held 4,285 shares of restricted stock having a value of $79,701. Each restricted stock award vests at the rate of 33 1/3% of the shares awarded on each November 22 of the years 2005, 2006 and 2007, subject to the Company meeting performance goals during fiscal years 2003 and 2004. Award holders have the right to receive dividends paid with respect to shares of the restricted stock.

(b) Securities Underlying Options represent options to purchase shares of the Company's common stock. The 2000 Incentive Stock Plan provides for employee and non-employee director awards in the form of stock options and restricted stock.

(c) Includes Company 401(k) Plan contributions for each named officer in 2002 and 2001.

(d) Includes $3,802 of compensation related to a reimbursement of tax payment for stock Mr. Carlson received in 2001.

(e) Includes $59,374 of compensation related to a reimbursement of tax payment for stock Mr. Smith received in 2001.

(f)  Mr. Carlson left the Company on March 26, 2003.

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